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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 21, 1997
                                 --------------

                        American Claims Evaluation, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

   New York                        0-14807                   11-2601199
   --------                        --------                  ----------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

     One Jericho Plaza, Jericho, NY                             11753
     ------------------------------                             -----
(Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code: (516) 938-8000
                                                    --------------

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Item 2.  Acquisition or Disposition of Assets

         (a) On April 21, 1997, American Claims Evaluation, Inc., a New York corporation (the Company), announced that it entered into a letter agreement with HCX, Inc. ("HCX"), a Delaware corporation, whereby HCX has acquired the Company's hospital bill audit division.

         The purchase price for the hospital bill audit division was negotiated by both parties. As remuneration for the hospital bill audit division, the Company will be entitled to an ongoing stream of payments based upon net revenues generated over the period ending April 30, 2000 as defined in the Letter of Agreement between the parties.

         There is no material relationship between the registrant and HCX.




Item 7.  Financial Statements and Exhibits

         (c) The following exhibit is being filed with this Report on Form 8-K:

         Exhibit No.              Description of Exhibit
         -----------              ----------------------
            2.1                   Letter Agreement by and between American
                                  Claims Evaluation, Inc. and HCX, Inc. dated
                                  April 18, 1997.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN CLAIMS EVALUATION, INC.


Date:  May 5, 1997                  By:  /s/ Gary Gelman
                                        -------------------------------------
                                        Gary Gelman
                                        Chairman of the Board,
                                        President and Chief Executive Officer